UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 15, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c)    Exhibits.

99.1	Press Release dated December 15, 2003.

99.2	Press Release dated December 15, 2003.

99.3	Press Release dated December 16, 2003.

99.4	Transcript of conference call regarding the Company’s Annual Report on Form 10-K for 2002 and restated financial statements for fiscal years 2000 and 2001.

99.5	Summary of Adjustments to Financial Statements.

Item 9. Regulation FD Disclosure.

      AFC Enterprises, Inc. (the “Company”) is furnishing a summary of the adjustments to the Company’s previously issued financial statements for fiscal years 2000 and 2001, and the first three quarters of fiscal years 2002. A copy of this information is attached hereto as Exhibit 99.5. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

      On December 15, 2003, the Company announced the filing of its Annual Report on Form 10-K for 2002 and restated financial statements for fiscal years 2000 and 2001. Also on December 15, 2003, the Company issued a press release highlighting these results. On December 16, 2003, the Company released key operating performance measures for the Company’s fiscal period 11, and fiscal period 12. Copies of the Company’s press releases are attached to this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

      On December 16, 2003, management of the Company conducted a conference call to review the results disclosed in its Annual Report on Form 10-K for 2002 and restated financial statements for fiscal years 2000 and 2001. The transcript of that call is attached hereto as Exhibit 99.4.

      Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date: December 19, 2003	By:	/s/ Frank J. Belatti

Frank J. Belatti Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated December 15, 2003.

99.2	Press Release dated December 15, 2003.

99.3	Press Release dated December 16, 2003.

99.4	Transcript of conference call regarding the Company’s Annual Report on Form 10-K for 2002 and restated financial statements for fiscal years 2000 and 2001.
99.5	Summary of Adjustments to Financial Statements.